UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported): May 3, 2004

COMMISSION FILE NUMBER: 001-31783

RAE Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	77-0588488
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

1339 Moffett Park Drive Sunnyvale, California 94089 408-752-0723 (Address and telephone number of registrant’s principal executive offices)

Item 5. Other Events and Regulation FD Disclosure.

          On May 3, 2004, RAE Systems Inc. (the “Company”) issued a press release announcing its definitive agreement to acquire majority interest in KHL, a Beijing-based manufacturer of security, environmental and personal safety monitors. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

          Also on May 3, 2004, the Company announced its financial results for the first quarter ended March 31, 2004.

Item 7. Financial Statements and Exhibits.

c.	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 3, 2004.

99.2	Press Release dated May 3, 2004.

99.3	Transcript of Conference Call conducted by Registrant on May 3, 2004

          Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 12. Disclosure of Results of Operations and Financial Condition.

          On May 3, 2004, the Company issued a press release announcing its financial results for the first quarter of 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

          On May 3, 2004, the Company held an earnings conference call to discuss its results of operations for the first quarter of 2004. A transcript of the conference call is furnished with this Form 8-K as Exhibit 99.3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2004	RAE Systems Inc. By: /s/ Joseph Ng ————————— Joseph Ng Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 3, 2004.

99.2	Press Release dated May 3, 2004.

99.3	Transcript of Conference Call conducted by Registrant on May 3, 2004